SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  Form 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)
December 3, 1998


                             TIG HOLDINGS, INC.

           (Exact name of registrant as specified in its charter)


       Delaware               1-11856                94-3172455
   (State or other        (Commission File          (IRS Employer
     jurisdiction              Number)             Identification
  of incorporation)                                    Number)


65 East 55th Street, 28th Floor, New York, New York     10022
        (Address of principal executive offices)     (Zip Code)


          Registrant's telephone number, including area code (212)
                                  446-2700


                                    None
           (Former name or former address, if changed since last
                                  report)


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                                                                          2


Item 5.  Other Events.

          On December 3, 1998, TIG Holdings, Inc. (the "Registrant") entered into an Agreement and Plan of Merger dated as of December 3, 1998 (the "Agreement"), among Fairfax Financial Holdings Limited ("Fairfax"), FFHL, Inc. ("FFHL") and the Registrant, providing for the merger of FFHL (a wholly owned subsidiary of Fairfax) with and into the Registrant. The Agreement is filed herewith as Exhibit 2.1.

          The Registrant issued a press release announcing the Merger Agreement on December 3, 1998, which press release was filed as Exhibit
99.1 to the Registrant's Current Report on Form 8-K dated December 4, 1998.


Item 7.   Financial Statements.

          (c)      Exhibits:


Exhibit
  No.                            Description


 2.1 Agreement and Plan of Merger dated as of December 3, 1998, among Fairfax Financial Holdings Limited, FFHL, Inc. and TIG Holdings, Inc.


                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TIG Holdings, Inc.
                                      ----------------------------
                                              (Registrant)

Date  December 16, 1998                By:   /s/ Peter Acton
      -----------------                    -----------------
                                              (Signature)

                                       Name:  Peter Acton
                                       Title: Senior Vice President and
                                               General Counsel

                               EXHIBIT INDEX



                                                               Sequentially
 Exhibit                                                         Numbered
 Number                      Exhibit                               Page


  2.1 Agreement and Plan of Merger dated as of December 3, 1998 among Fairfax Financial Holdings Limited, FFHL, Inc.
           and TIG Holdings, Inc.[FN1]

------------------------------
[FN1]        Filed herewith.